SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934)

                             ----
Filed by the Registrant     / X /
                            ----

                                                ----
Filed by a Party other than the Registrant     /   /
                                               ----

Check the appropriate box:
 ----                                     ----
/   / Preliminary Proxy Statement        /   / Confidential, For Use of the Com-
----                                     ----  mission Only (as permitted by
                                               Rule 14a-6(e)(2))
 ----
/   / Definitive Proxy Statement
----

 ----
/ X / Definitive Additional Materials
----

 ----
/   / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
----

                           Tredegar Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     -----
    /  X /  No fee required.
    -----

     -----
    /    /  Fee computed on the table below per Exchange Act Rule 14a-6(i)(1)
    -----   and 0-11.

     (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5)  Total Fee paid:

--------------------------------------------------------------------------------
     -----
    /    /  Fee paid previously with preliminary materials:
    -----
     -----
    / / Check box if any part of the fee is offset as provided by Exchange ----- Act Rule 0-11(a)(2) and identify the filing for which the offsetting
            fee   was   paid   previously.   Identify  the  previous  filing  by
            registration statement number, or the form or schedule and date of its filing.

     (1)  Amount previously paid:

--------------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement no.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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

                              Tredegar Corporation

                             1100 Boulders Parkway
                            Richmond, Virginia 23225
                         Annual Meeting of Shareholders

                                                                  March 27, 2001

To Our Shareholders:

         We invite you to attend the Annual Meeting of Shareholders to be held in the Grand Ballroom of The Jefferson Hotel, Franklin & Adams Streets, Richmond, Virginia, on Thursday, May 24, 2001, at 9:30 a.m., Eastern Daylight Time. A formal notice of the meeting, a proxy statement and a proxy form are enclosed. You are being asked to elect directors and to approve the designation of auditors for the coming year.

         There are four ways for you to exercise your vote. You may vote by completing, signing, dating and returning the enclosed proxy in the self-addressed, stamped envelope enclosed. Beginning this year, you also have the option of voting your shares by telephone or via the Internet. Please see pages 1 - 2 for instructions. Finally, you may vote in person at the meeting, even if you return the proxy.

         We are also pleased to offer you the option to receive future proxy statements and annual reports electronically through the Internet. You can sign up for this service by following the instructions on page 3. Receiving these materials through the Internet is not only convenient, but also an environmentally-conscious, cost-effective alternative to printing and mailing. We hope you will take advantage of this service if you have a computer with Internet access.

         On behalf of myself and the Board of Directors, I would like to thank you for your continued interest in and support of Tredegar.

                                           Sincerely yours,

                                           /s/ John D. Gottwald

                                           John D. Gottwald
                                           President and Chief Executive Officer

                              TREDEGAR CORPORATION

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TIME:                             Thursday, May 24, 2001, at 9:30 a.m.


PLACE:                            The Jefferson Hotel

                                  Franklin & Adams Streets
                                  101 West Franklin Street
                                  Richmond, Virginia  23220

ITEMS OF BUSINESS:                1.   To elect two directors to serve until the
                                       2004   Annual  Meeting  and  until  their
                                       successors are elected;

                                  2. To approve the designation of PricewaterhouseCoopers LLP as auditors for the fiscal year ending December 31, 2001; and

                                  3. To conduct any other business properly raised at the meeting.


WHO MAY VOTE:                     You  can  vote  if  you  were a shareholder of
                                  record on March 16, 2001.

DATE OF MAILING:                  This  notice and the proxy statement are first
                                  being mailed to shareholders on or about March
                                  27, 2001.



                                              By Order of the Board of Directors

                                              /s/ Nancy M. Taylor

                                              Nancy M. Taylor, Secretary

                                 PROXY STATEMENT

                                       for

                         ANNUAL MEETING OF SHAREHOLDERS
                              TREDEGAR CORPORATION

                             To be held May 24, 2001

                   Approximate date of mailing--March 27, 2001

                               VOTING INFORMATION

The Board of Directors (the "Board") of Tredegar Corporation, a Virginia corporation, is soliciting your proxy for the Annual Meeting of Shareholders to be held on Thursday, May 24, 2001. This proxy statement and proxy card contain information about the items you will be voting on at the Annual Meeting.

Who may vote?

You may vote if you owned Tredegar shares on March 16, 2001, the date for determining shareholders entitled to vote at the meeting. On that date, there were 38,108,027 outstanding shares of Common Stock. Each share of Common Stock is entitled to one vote.

What are the proposals shareholders will be voting on at the meeting?

You will be voting on the following:

         o The election of two directors;

         o The approval of PricewaterhouseCoopers LLP as auditors for the fiscal year ending December 31, 2001; and

         o The conduct of any other business properly raised at the meeting.

How do I vote my shares?

You have four ways you may vote your shares:

         1. You may vote in person at the meeting. Even if you plan to attend the meeting, we encourage you to vote your shares by proxy.

         2. You may vote by mail by completing, signing, dating and returning the enclosed proxy in the self-addressed, stamped envelope provided.

         3. You may vote by telephone (touch-tone phones only) by calling toll-free 1-800-PROXIES (776-9437) and following the instructions. Please have your control number located on the enclosed proxy card available when you call.

         4. You may vote via the Internet by accessing the web page "www.voteproxy.com" and following the on-screen instructions. Please have your control number located on the enclosed proxy card available when you call.

Can I change or revoke my vote?

Anyone giving a proxy may revoke it at any time before it is voted. A proxy can be changed or revoked by voting in person at the meeting, delivering another proxy, or notifying Tredegar's Secretary in writing that you want to change or revoke your proxy. All signed proxies that have not been revoked will be voted at the Annual Meeting. If your proxy contains any specific instructions, they will be followed.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, it means you have multiple accounts at our transfer agent, American Stock Transfer & Trust Company. We encourage you to consolidate your accounts in the same name and address whenever possible. Please contact our transfer agent at 1-800-937-5449 for information.

What constitutes a quorum for the meeting?

A quorum is a majority of the outstanding shares, present in person or represented by proxy. A quorum is necessary to conduct business at the Annual Meeting.

How is a nominee for Director elected?

A nominee is elected to the Board if a plurality (majority) of votes cast in the election of directors is cast "for" the nominee. Signing and returning your proxy card will constitute a vote "for" all of the nominees unless your proxy specifies that you are withholding authority to vote for any of the nominees. Any votes withheld and any broker non-votes will not be counted in determining the number of votes cast. In the event that any nominee for director is unavailable for election, the Board may either reduce the number of directors or choose a substitute nominee. If the Board selects a substitute nominee, the shares represented by proxy will be voted for the substitute nominee, unless other instructions are given in the proxy.

May I make a nomination for director?

Tredegar's By-laws allow any shareholder who is entitled to vote in the election of directors to nominate a director. To do so, the shareholder must give written notice to Tredegar's Secretary at least ninety days before the Annual Meeting of Shareholders or, when an election is to be held at a special meeting of shareholders, by the close of business on the seventh day following the day that the notice of the special meeting is given to shareholders. The notice must include the following information: (i) the name and address of the shareholder and of each person nominated, (ii) the shareholder's representation that he or she is a recordholder of Tredegar's Common Stock, that he or she is entitled to vote at the meeting and will appear in person or by proxy at the meeting to nominate the people named in the notice, (iii) a description of all arrangements or understandings between the shareholder and each nominee and any other person pursuant to which the nomination is being made, (iv) the information on each nominee required under the applicable rules of the Securities and Exchange
Commission to be included in a proxy, and (v) a written consent from each nominee for director saying that the nominee will serve as a director of Tredegar if elected.

Who pays for the solicitation of proxies?

Tredegar will pay the cost of soliciting proxies and may use employees to solicit proxies by mail, in person or by telephone. Corporate Investor Communications, Inc. ("CIC") has been engaged to solicit proxies from brokers, nominees, fiduciaries and other custodians. Tredegar will pay CIC $4,500 for its services and will reimburse CIC for its out-of-pocket expenses.

May shareholders ask questions at the meeting?

Yes. At the end of the meeting, representatives of Tredegar will answer any questions from shareholders.

Is it possible to receive future mailings electronically?

Yes. If you are interested in receiving future shareholder communications electronically rather than receiving paper copies, you may sign up by accessing the webpage "www.investpower.com". After you have accessed the webpage, click on the "Enroll to receive mailings via E-Mail" link at the bottom of the page. Have your proxy card available for your account number, which is required to sign up. Tredegar's company number is 06367. You then enter your account number located above your name on the proxy card and your E-Mail address in the spaces provided. After all information has been provided, click on the "Go" icon. When future shareholder communications become available, you will receive an E-Mail letting you know that you may download documents from Tredegar's website.

                              ELECTION OF DIRECTORS

         The Board is divided into three classes of directors. Each class of directors serves for three years. The term for each class is staggered so that one class is elected at each annual meeting.

         The terms of Messrs. John D. Gottwald, Emmett J. Rice and Thomas G. Slater, Jr. will expire at the 2001 Annual Meeting. Messrs. John Gottwald and Slater have been nominated by the Board for election at the 2001 Annual Meeting for the term expiring at the 2004 Annual Meeting of Shareholders. Mr. Rice will retire from Tredegar's Board upon the expiration of his current term.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" ALL OF THE NOMINEES.


                          TREDEGAR'S BOARD OF DIRECTORS

                                       Austin Brockenbrough, III, 64

 [Picture]                             Managing  Director and President of Lowe,
                                       Brockenbrough  & Company,  Inc.  (private
                                       investment  counseling  firm) since 1970.
                                       Other   directorship:   Trustee  of   The
                                       Williamsburg Investment Trust. Director since 1993. Term expires 2003.

--------------------------------------------------------------------------------

                                       Phyllis Cothran, 54

[Picture]                              Retired,  having   served  previously  as
                                       President  and Chief Operating Officer of
                                       Trigon Blue Cross Blue Shield,  a  health
                                       insurance (and related services) company,
                                       from November, 1990 until March 31, 1997.
                                       Other  directorship:   Ethyl  Corporation
                                       ("Ethyl"), a petroleum additives company.
                                       Director since 1993.  Term expires 2002.

                                       Richard W. Goodrum, 73

 {Picture]                             Retired,   having  served  previously  as
                                       Executive   Vice   President   and  Chief
                                       Operating  Officer  of Tredegar from July
                                       10, 1989 until March 31, 1996. Director since 1989. Term expires 2002.

--------------------------------------------------------------------------------

                                       Floyd D. Gottwald, Jr., 78

[Picture]                              Chairman of the Board and Chief Executive
                                       Officer   of   Albemarle  Corporation,  a
                                       chemicals company  ("Albemarle"),   since
                                       March   1,   1994.   Other  directorship:
                                       Albemarle.  Director   since  1989.  Term
                                       expires 2002.

--------------------------------------------------------------------------------

                                       John D. Gottwald, 46

[Picture]                              President and Chief Executive  Officer of
                                       Tredegar  since  July  10,  1989.   Other
                                       directorship:  Albemarle.  Director since
                                       1989.  Term expires 2001.

--------------------------------------------------------------------------------

                                       William M. Gottwald, 53

[Picture]                              Vice  President, Corporate  Strategy,  of
                                       Albemarle  since  August,  1996;   having
                                       served   previously   as   Senior    Vice
                                       President  of  Ethyl from September, 1994
                                       until August, 1996.  Other  directorship:
                                       Albemarle.  Director  since  1997.   Term
                                       expires 2003.

                                       Richard L. Morrill, 61

[Picture]                              Chancellor  and  Distinguished University
                                       Professor of Ethics and Democratic Values
                                       University  of  Richmond  since  July  1,
                                       1998;   having   served   previously   as
                                       President of the University of Richmond from 1988 until June 30, 1998. Other directorship: Trustee of The Williamsburg
                                       Investment  Trust.  Director  since 1997.
                                       Term expires 2003.

--------------------------------------------------------------------------------

                                       Norman A. Scher, 63

[Picture]                              Executive   Vice   President   and  Chief
                                       Financial Officer of Tredegar since  July
                                       10, 1989;  having  served  previously  as
                                       Treasurer of Tredegar from July 10,  1989
                                       until May 22, 1997.  Other  directorship:
                                       DIMON, Incorporated. Director since 1989.
                                       Term expires 2003.

--------------------------------------------------------------------------------

                                       Thomas G. Slater, Jr., 57

[Picture]                              Partner of Hunton & Williams, a law firm,
                                       since 1976. Director since 1998. Term expires 2001.

--------------------------------------------------------------------------------

         John D. Gottwald and William M. Gottwald are brothers and are sons of Floyd D. Gottwald, Jr. The Gottwalds may be deemed to be "control persons" of Tredegar. In addition, Thomas G. Slater, Jr., is married to John D. Gottwald's sister-in-law.


                            COMPENSATION OF DIRECTORS

         Each member of the Board who was not an employee of Tredegar or any of its subsidiaries was paid $1,000 for attendance at each of the Board meetings held in 2000. Each director was paid $1,000 for each Board committee meeting attended during 2000, with the exception of the Investment Policy Committee. Each chairperson of a Board committee received an additional $250 for attendance at each meeting of his or her committee, with the exception of the Investment Policy Committee. Each member of the Investment Policy Committee was paid $500 for each meeting attended during 2000. A director who participated in a Board or committee meeting by telephone was paid $250 for that meeting. In addition, each director was paid a quarterly fee of $4,400 during 2000. Employee members of the Board are not paid separately for their service on the Board.

                                 BOARD MEETINGS

         There were six meetings of the Board held in 2000. All of the directors attended at least 85% of the total number of Board meetings and Board committee meetings (of which the director was a member) held in 2000.

                                BOARD COMMITTEES

                                                                                          Number of
        Committee and Members                     Functions                               Meetings
---------------------------------------------------------------------------------------------------

AUDIT:                                Reviews  financial  reporting,   policies,                2
   Austin Brockenbrough, III          procedures and internal controls
   Phyllis Cothran
   Richard W. Goodrum*                Recommends appointment of outside auditors

                                      Oversees auditing procedures

                                      Receives from and discusses with outside auditors written disclosures as to outside auditors' independence

---------------------------------------------------------------------------------------------------

COMPENSATION:                         Approves the salaries and bonus awards  of                4
   Phyllis Cothran                    Executive Officers
   Richard L. Morrill*
   Emmett J. Rice                     Grants   awards   under  Tredegar's  stock
                                      incentive  plan (other than the Directors'
                                      Stock Plan)
---------------------------------------------------------------------------------------------------

EXECUTIVE:                            Acts  on the  Board's  behalf  pursuant to                **
   Richard W. Goodrum                 Tredegar's  By-laws,  except as limited by
   John D. Gottwald*                  the  Virginia  Stock  Corporation Act, and
   Norman A. Scher                    except with respect to the compensation of
                                      executive officers

----------------------------------------------------------------------------------------------------

INVESTMENT POLICY:                    Administers Tredegar's Investment Conflict                5
   Austin Brockenbrough, III*         of Interest Policy
   Richard L. Morrill
   Norman A. Scher

-----------------------------------------------------------------------------------------------------

NOMINATING:                           Recommends  nominees   for   election   as                1
   Austin Brockenbrough, III          directors
   John D. Gottwald*
   Thomas G. Slater, Jr.              May make recommendations regarding term of
                                      office, classification and compensation of
                                      directors

-----------------------------------------------------------------------------------------------------


*Committee Chairperson

**The Executive Committee did not meet formally during 2000, but did act by unanimous written consent as necessary on various occasions.

                                 STOCK OWNERSHIP

         Below is information on the beneficial ownership of Tredegar's Common Stock by the directors, nominees and the executive officers named in the Summary Compensation Table as of February 1, 2001. The table also shows the beneficial ownership of all directors and executive officers of Tredegar as a group as of February 1, 2001.

                        Security Ownership of Management

                                                                            Number of
                                                 Number of Shares          Shares with            Total
                                                 with Sole Voting         Shared Voting           Number
                                                  and Investment          and Investment           of          Percent of
                                                      Power                     Power             Shares        Class(a)
                                                 ----------------         --------------          ------       ----------

                                             Outstanding         Options
                                             -----------         -------
Directors, Nominees and
   Certain Executive Officers(b)
Austin Brockenbrough, III                         58,000             600       33,496             92,096  (c)
Phyllis Cothran                                   17,100             600           --             17,700
D. Andrew Edwards                                  8,307          93,250           --            101,557
Richard W. Goodrum                               275,961         248,100       13,500            537,561         1.40%
Floyd D. Gottwald, Jr.                         3,376,346             600      273,318          3,650,264  (d)    9.58%
John D. Gottwald                               1,996,987         186,250      728,683          2,911,920  (e)    7.60%
William M. Gottwald                               97,873             600      579,562            678,035  (f)    1.78%
Douglas R. Monk                                   46,098         196,750        5,400            248,248  (g)
Richard L. Morrill                                 4,000             600           --              4,600
Emmett J. Rice                                     2,385             600           --              2,985
Norman A. Scher                                  220,931         222,250          180            443,361         1.16%
Thomas G. Slater, Jr.                                 --             600        2,200              2,800  (h)
William J. Wetmore                                19,874          53,000           --             72,874
Management
All directors and executive                    6,177,326       1,252,550    1,622,833          9,052,709  (k)    23.00%
   officers as a group (16)(i)(j)


-------------------
         (a) Unless a specific percentage is noted in this column, each person owns less than 1% of Tredegar's outstanding Common Stock.

         (b) Some of the shares may be considered to be beneficially owned by more than one person or group listed and are included in the table for each.

         (c) Austin Brockenbrough, III, disclaims beneficial ownership of 31,496 shares of Common Stock.

         (d) Floyd D. Gottwald, Jr., disclaims beneficial ownership of 273,318 shares of Common Stock.

         (e) John D. Gottwald disclaims beneficial ownership of 183,261 shares of Common Stock.

         (f) William M. Gottwald disclaims beneficial ownership of 114,898 shares of Common Stock.

         (g) Douglas R. Monk disclaims beneficial ownership of 5,400 shares of Common Stock.

         (h) Thomas G. Slater, Jr., disclaims beneficial ownership of 2,200 shares of Common Stock.

         (i) The directors, nominees and executive officers have sole voting and investment power over their shares, except for those listed in the third column, which are held by or jointly with spouses, by children or in partnerships and trusts. Any shares held under Albemarle's or Tredegar's benefit plans for any director, nominee or executive officer are included in the number of shares over which that person has sole voting or investment power. Shares held by the trustees of those plans for other employees are not included. See Note (d) to the table "Security Ownership of Certain Beneficial Owners" below.

         (j) Two directors share voting and investment power for 13,506 shares. This overlap in beneficial ownership has been eliminated in calculating the number of shares and the percentage of class owned by Management.

         (k) The above table does not include some of the shares owned by the adult children of Floyd D. Gottwald, Jr. Nor does it include the shares owned by Floyd D. Gottwald, Jr.'s brother, Bruce C. Gottwald, and his adult children. Bruce C. Gottwald, Floyd D. Gottwald, Jr., John D. Gottwald and William M. Gottwald may be considered a "group" under Section 13(d) of the Securities Exchange Act of 1934, and the shares owned or attributed to them and their children are reported in the table "Security Ownership of Certain Beneficial Owners" below. If all of those shares were included in the table above, the total number of shares held by Management would be 14,380,654 (and 36.54% of total shares outstanding).

         The table below lists any person (including any "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934) known to Tredegar that beneficially owned more than 5% of Tredegar's Common Stock on February 1, 2001.

                 Security Ownership of Certain Beneficial Owners

        Names and Addresses                              Number                   Percent
        of Beneficial Owners                            of Shares                  Class
        --------------------                            ---------                  ------

Bruce C. Gottwald
   Floyd D. Gottwald, Jr.,
   John D. Gottwald, and
   William M. Gottwald (a)
330 South Fourth Street                                  12,554,658(b)(c)          32.78%
Richmond, VA  23217

Shapiro Capital Management Company, Inc.
   Samuel R. Shapiro,
   The Kaleidoscope Fund, L.P.
3060 Peachtree Road, N.W.                                 2,370,800                 6.22%
Atlanta, GA  30305

Frank Russell Trust Company,
   as Trustee for the Tredegar Corporation
   Retirement Savings Plan
909 A Street                                              3,617,570(c)(d)           9.49%
Tacoma, WA  98402

 -------------------
         (a) Bruce C. Gottwald, Floyd D. Gottwald, Jr., John D. Gottwald and William M. Gottwald (the "Gottwalds"), together with members of their immediate families, may be deemed to be a "group" for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, although there is no agreement among them with respect to the acquisition, retention, disposition or voting of Common Stock.

         (b) The Gottwalds, individually or together, have sole voting and investment power over all of the shares disclosed except for 4,594,332 shares held by their respective wives and children, and in trusts, some of which might be deemed to be beneficially owned by the Gottwalds under the rules and regulations of the Securities and Exchange Commission, but as to which the Gottwalds disclaim beneficial ownership. Shares owned by the adult children of Bruce C. Gottwald and Floyd D. Gottwald, Jr., are included in the group holdings of the Gottwalds.

         (c) This amount includes 225,639 shares owned of record by Frank Russell Trust Company, Tacoma, Washington (the "Trustee"), as trustee of the Tredegar Corporation Retirement Savings Plan (the "Tredegar Savings Plan") for the benefit of John D. Gottwald.

         (d) Shares held under the Tredegar Savings Plan are voted by the Trustee according to instructions obtained from employees participating in the plan. If a participating employee does not give the Trustee voting instructions, his or her shares are voted by the Trustee according to the Board's recommendations to the shareholders (as long as doing so is consistent with the Trustee's fiduciary duties). Because members of the Gottwald family are executive officers, directors and the largest shareholders of Tredegar, they may be considered to be "control persons" of Tredegar and to have the ability to control the recommendations of the Board.

                       COMPENSATION OF EXECUTIVE OFFICERS

Executive Compensation

         This table shows information on compensation paid by Tredegar to the Chief Executive Officer and the four other highest paid executive officers for their services to Tredegar for the fiscal years ended December 31, 2000, 1999 and 1998, respectively.

                           Summary Compensation Table

         Name and                                      Annual                           Long-Term
    Principal Position                              Compensation                   Compensation Awards

                                                                                       Securities                 All Other
                                                    Salary         Bonus               Underlying               Compensation
                                         Year         ($)           ($)              Options/SARs (#)                ($)
                                         ----     -----------   -----------         -----------------           ------------
           John D. Gottwald              2000     379,762           -0-                  44,000                    20,295(1)
          President and Chief            1999     365,208       100,000                  88,000                    19,481(1)
           Executive Officer             1998     358,167       135,000                     -0-                    18,906(1)

            Norman A. Scher              2000     327,500            -0-                 32,000                    17,426(2)
       Executive Vice President          1999     327,500         75,000                 64,000                    17,357(2)
      and Chief Financial Officer        1998     322,292        100,000                    -0-                    16,915(2)

           Douglas R. Monk               2000     301,083            -0-                 32,000                    15,362(4)
       Executive Vice President          1999     258,333         85,000                 64,000                    13,040(4)
      and Chief Operating Officer        1998     195,631         85,000(3)                 -0-                    10,105(4)

          William J. Wetmore             2000     171,539            -0-                 26,400                     8,748(5)
          Vice President and             1999     140,000         65,000                 44,000                     7,169(5)
     President, Aluminum Division        1998     112,586         50,000                    -0-                     5,776(5)

           D. Andrew Edwards             2000     170,000            -0-                 18,000                     8,682(6)
        Vice President, Finance          1999     150,500         45,000                 36,000                     7,705(6)
             and Treasurer               1998     132,533         60,000                    -0-                     6,783(6)

-------------------
         (1)Matching contributions under the Tredegar Corporation Retirement Savings Plan (the "Savings Plan") ($8,500 for 2000 and $8,000 for 1998 and 1999) and credit under the Savings Plan Benefit Restoration Plan (the "SPBR Plan") ($11,795 for 2000, $11,481 for 1999 and $10,906 for 1998).

         (2)Matching contributions under the Savings Plan ($8,500 for 2000, and $8,000 for 1998 and 1999) and credit under the SPBR Plan ($8,926 for 2000, $9,357 for 1999 and $8,915 for 1998).

         (3)Mr. Monk's bonus for 1998 was determined under a formula-based incentive plan adopted for Tredegar's Aluminum Extrusion division, but did include a discretionary award, which was allowed under the plan.

         (4)Matching contributions under the Savings Plan ($8,500 for 2000 and $8,000 for 1998 and 1999) and credit under the SPBR Plan ($6,862 for 2000, $5,040 for 1999 and $2,105 for 1998).

         (5)Matching contributions under the Savings Plan ($8,231 for 2000, $7,000 for 1999 and $5,629 for 1998) and credit under the SPBR Plan ($517 for 2000, $170 for 1999 and $147 for 1998).

         (6)Matching contributions under the Savings P lan ($8,125 for 2000, $7,525 for 1999 and $6,627 for 1998) and credit under the SPBR Plan ($557 for 2000, $180 for 1999 and $156 for 1998).

Stock Options and SARs

         This table describes the stock options granted to each of the executive officers named in the Summary Compensation Table during the fiscal year ended December 31, 2000. There were no SARs granted during 2000.

                      Option/SAR Grants In Last Fiscal Year

                                                                                                              Grant Date
                                      Individual Grants                                                         Value(1)
-------------------------------------------------------------------------------------------------------- ----------------------

                                 Number of           Percent of
                                Securities         Total Options/
                                underlying          SARs Granted       Exercise or
                                option/SARs         to Employees       Base Price        Expiration           Grant Date
          Name                  Granted (#)        in Fiscal Year        ($/Sh)             Date            Present Value $
---------------------------- ------------------- ------------------- ------------------ ---------------- ----------------------
John D. Gottwald                   22,000              3.38%              $19.75           1/5/2007             217,580
                                   22,000              3.38%              $22.72           1/5/2007             200,420
Norman A. Scher                    16,000              2.46%              $19.75           1/5/2007             158,240
                                   16,000              2.46%              $22.72           1/5/2007             145,760
Douglas R. Monk                    16,000              2.46%              $19.75           1/5/2007             158,240
                                   16,000              2.46%              $22.72           1/5/2007             145,760
William J. Wetmore                 13,200              2.03%              $19.75           1/5/2007             130,548
                                   13,200              2.03%              $22.72           1/5/2007             120,252
D. Andrew Edwards                   9,000              1.38%              $19.75           1/5/2007              89,010
                                    9,000              1.38%              $22.72           1/5/2007              81,990

(1)The grant date present value is an estimate based on the Black-Scholes option pricing model. The actual value, if any, an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised. There is no assurance the value realized by an executive will be at or near the value estimated by the Black-Scholes model. The assumptions used under that model include a volatility estimate of 40%, a risk-free rate of return of 6.86% based on the 7-year zero coupon U.S. Treasury bond yield at the time of grant, a dividend yield of .81% based on the annual dividend rate at the time of grant and an estimated option holding period of 7 years. The estimated grant date present value does not reflect any discount for vesting, forfeiture provisions or prohibitions on transfer.

         The following describes the options exercised by the executive officers named in the Summary Compensation Table during 2000 and the year-end value of all unexercised stock options and SARs held by those executive officers.

                         Aggregated Option/SAR Exercises
                In Last Fiscal Year And FY-End Option/SAR Values

                                                                              Number of                    Value of
                                                                        Securities Underlying            Unexercised
                                                                             Unexercised                 In-the-Money
                                                                           Options/SARs at             Options/SARs at
                                                                         Fiscal Year-End (#)         Fiscal Year-End ($)(1)

                                Shares Acquired           Value              Exercisable/                Exercisable/
            Name                On Exercise (#)       Realized ($)(2)        Unexercisable               Unexercisable
            ----                ---------------       ------------          -------------               -------------
John D. Gottwald                      -0-                  -0-               98,250/132,000                 298,172/0
Norman A. Scher                      15,750              233,573            158,250/ 96,000               1,264,351/0
Douglas R. Monk                       2,000               28,100             99,079/ 96,000(3)            1,249,728/0
William J. Wetmore                    -0-                  -0-                9,000/ 70,400                   7,988/0
D. Andrew Edwards                     -0-                  -0-               57,250/ 54,000                 378,624/0

-------------------

         (1)Based on the closing price of $17.4375 on December 29, 2000.

         (2)"Value Realized" should not be interpreted to mean that the shares acquired upon exercise have been sold.

         (3)Of the total options, 12,235 include a tandem SAR.

Retirement Benefits

         All of the executive officers participate in the Tredegar Corporation Retirement Income Plan (the "Pension Plan"). The Pension Plan's typical retirement benefit equals 1.1% of the participant's final average earnings up to his Social Security covered compensation, multiplied by his years of pension benefit service, plus 1.5% of Final Average Earnings (as defined in footnote 3 to the table below) in excess of covered compensation, multiplied by his years of pension benefit service. There is no deduction for Social Security benefits. Estimated annual benefits under the Pension Plan upon retirement at age 65, determined as of December 31, 2000, to persons with specified earnings and years of pension benefit service are set forth in the table below.

         The Internal Revenue Code limits (a) the annual retirement benefit that may be paid under the Pension Plan and (b) the earnings that may be used in computing a benefit. The maximum benefit and earnings limitations are adjusted each year to reflect changes in the cost of living. For 2000, the maximum benefit limitation was $131,195 (based on a five-year certain and life annuity) and the earnings limitation was $170,000.

         Messrs. Gottwald, Scher and Monk also participate in the Tredegar Corporation Retirement Benefit Restoration Plan (the "Restoration Plan"). The Restoration Plan restores benefits that cannot be paid under the Pension Plan due to the Internal Revenue Code maximum benefit limitation, the earnings limitation, or both. The benefit payable under the Restoration Plan is calculated by subtracting the amount that would have been payable under the Pension Plan if not for the Internal Revenue Code limitations and the amount actually payable under the Pension Plan.


                               Pension Plan Table
             (Estimated Annual Benefits Payable at Retirement(1)(2))

      Remuneration
(Final-Average Earnings)(3)                                         Years of Service (4)
---------------------------            ------------------------------------------------------------------------------------------

                                         10            15            20            25            30            35            40
                                         --            --            --            --            --            --            --

$125,000.........................        17,346        26,019        34,692        43,365        52,038        60,711        69,384
 150,000.........................        21,096        31,644        42,192        52,740        63,288        73,836        84,384
 175,000.........................        24,846        37,269        49,692        62,115        74,538        86,961        99,384
 200,000.........................        28,596        42,894        57,192        71,490        85,788       100,086       114,384
 225,000.........................        32,346        48,519        64,692        80,865        97,038       113,211       129,384
 250,000.........................        36,096        54,144        72,192        90,240       108,288       126,336       144,384
 300,000.........................        43,596        65,394        87,192       108,990       130,788       152,586       174,384
 350,000.........................        51,096        76,644       102,192       127,740       153,288       178,836       204,384
 400,000.........................        58,596        87,894       117,192       146,490       175,788       205,086       234,384
 450,000.........................        66,096        99,144       132,192       165,240       198,288       231,336       264,384
 500,000.........................        73,596       110,394       147,192       183,990       220,788       257,586       294,384


-------------------
         (1) The estimated benefits assume retirement at age 65 and payment for the lifetime of the participant, with five years of payments guaranteed (the normal form of payment under the Pension Plan and the Restoration Plan). The table assumes reaching age 65 in 2000 and covered compensation of $35,100.

         (2) The estimated benefit set forth in the table was determined using the Internal Revenue Code limitation on earnings that may be used in computing a benefit. The earnings limitation is subject to a transition rule that preserves benefits accrued as of December 31, 1993 based on higher compensation levels. Messrs. Gottwald and Scher have annual accrued benefits of $49,718 and $13,571, respectively, under that transition rule.

         (3) Final-Average Earnings is the average of the highest three consecutive calendar year's earnings (base earnings plus 50% of bonuses) during the ten consecutive years immediately preceding the date of determination. As of December 31, 2000, the final average earnings under the Pension Plan for each of the executive officers named in the Summary Compensation Table is as follows:
John D. Gottwald, $163,333; Norman A. Scher, $163,333; Douglas R. Monk, $163,333; William J. Wetmore, $155,744; and D. Andrew Edwards, $163,333. As of December 31, 2000, the final average earnings considered under the Restoration Plan for Messrs. Gottwald, Scher and Monk was $430,212, $381,597 and $293,349, respectively.

         (4) The years of pension benefit service for each of the executive officers named in the Summary Compensation Table are: John D. Gottwald, 22; Norman A. Scher, 11; Douglas R. Monk, 25; William J. Wetmore, 23; and D. Andrew Edwards, 8.

Consulting Agreement with Richard W. Goodrum

         Tredegar has a consulting agreement with Richard W. Goodrum, who retired as Executive Vice President and Chief Operating Officer of Tredegar on March 31, 1996. Under the terms of that agreement, Mr. Goodrum continues to serve on Tredegar's Executive Committee and provides other services to Tredegar. As compensation, Tredegar pays Mr. Goodrum $20,000 annually. The agreement automatically renews for one-year periods on March 31st of each year, unless Mr. Goodrum or Tredegar terminates the agreement at least 30 days before the expiration of the then current-term of the agreement.

Compensation Committee Report on Executive Compensation

         Tredegar's Executive Compensation Committee (the "Committee") is comprised of three independent directors. No Committee member is a current or former employee of Tredegar or any of its subsidiaries. The Committee's role is to review and approve practices and policies related to compensation primarily for executive officers, including those officers listed in this proxy statement
 .
Compensation Philosophy

         The Committee's philosophy is based on the principle that executive compensation plans should be designed and administered to motivate and retain highly qualified executives, with incentives linked closely to financial performance and enhanced shareholder value. Control of all fixed costs is critical to Tredegar's continued success. Controlling compensation costs requires a significant portion of compensation increases to be closely linked to performance and, therefore, variable in nature. However, Tredegar should remain competitive with salaries.

Base Salaries

         In determining base salaries, Tredegar identifies a reasonable range around the average for comparable executive positions in a comparison group of companies. Actual officer salaries are generally set within this range based on individual performance and experience. Annual salary increases are considered. The amount of such increases is based on a variety of factors including average increases in comparison companies, individual performance (evaluated subjectively), the officer's position in the pay range, Tredegar's financial condition, and other variable components of compensation.

         The comparison company group for compensation is generally not the same as the published industry index that appears in the performance graph of this proxy statement because index companies are not necessarily viewed as direct competitors for executive talent. Comparison companies are chosen, and information on pay evaluated, with the assistance of independent consultants.

         The 2000 base salary for the Chief Executive Officer (CEO) was $379,762. This salary is below the average for the comparison group.
Bonuses


         Although   bonus  awards  for   corporate   executives   are  generally
discretionary, the bonus portion of compensation is tied to an assessment of performance. Division executives' bonuses are linked directly by formula to specific division performance measures. In such cases, economic profit added is the most widely used and most heavily weighted measure. In other cases, a broad range of financial measures as well as progress on strategic issues are reviewed.

         In 2000, no bonuses were paid to executive officers due to performance targets not being achieved during the year.

Stock Options

         Stock options are considered an important part of compensation at Tredegar. As of February 1, 2001, 1,356 employees had stock options. Over time, the stock price reflects Management's performance. Through the options granted, employees and shareholder interests are more closely tied.

         Tredegar has one stock incentive plan (the "SIP") available for awards to executive officers and other employees and individuals providing valuable services to Tredegar or its subsidiaries. Each year the Committee considers granting awards under the SIP. Consistent with the objective of closely aligning executives' interests with those of Tredegar shareholders, the SIP enables the Committee to grant stock options and shares of restricted stock. The Committee determines the terms and conditions of any options or restricted stock granted.

         Executive officers as a group were granted options for 170,000 shares on a discretionary basis on January 5, 2000 with the CEO receiving options for 44,000 shares. Fifty percent of the granted options were at fair market value on the grant date ($19.75 per share) and fifty percent of the granted options were at 15% above fair market value on the grant date ($22.72 per share).

Corporate Tax Considerations

         A law, effective in 1994, disallows corporate tax deductions for executive compensation in excess of $1 million for "proxy table" executives. This law, covered in Internal Revenue Code Section 162(m), allows certain exemptions to the deduction cap, including pay programs that depend on formulas and, therefore, are "performance-based" rather than discretionary.

         While significant parts of Tredegar's compensation program are discretionary, the Company is not currently in danger of losing deductions under Code Section 162(m). The Committee will carefully review any compensation plan or action that would result in the disallowance of compensation deductions. The Committee will consider a variety of factors, including the amount of any deductions that may be lost.

Executive Compensation Committee:

         Richard L. Morrill, Chairman
         Phyllis Cothran
         Emmett J. Rice

February 26, 2001

Audit Committee Report

         The Audit Committee oversees the quality and integrity of Tredegar's financial reporting processes and its systems of internal accounting controls. Management is responsible for preparing Tredegar's financial statements and the independent accountants are responsible for performing an independent audit of those financial statements. The Audit Committee operates under a written charter that has been adopted by Tredegar's Board of Directors, a copy of which is attached to this proxy statement as Appendix A.

         The Audit Committee has met and held discussions with management and PricewaterhouseCoopers LLP ("PwC"), Tredegar's independent accountants, regarding Tredegar's audited 2000 consolidated financial statements. Management represented to the Audit Committee that Tredegar's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and PwC.

         The Audit Committee has discussed with PwC the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Accounting Standards), as amended. In addition, the Audit Committee has received the written disclosures and the letter from PwC relating to the independence of that firm as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with PwC that firm's independence from Tredegar.

         In reliance upon the Audit Committee's discussions with management and PwC and the Audit Committee's review of the representation of management and the report of PwC to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in Tredegar's Annual Report on Form 10-K for the year ended December 31, 2000 to be filed with the Securities and Exchange Commission.

Audit Committee

         Richard W. Goodrum, Chairman
         Austin Brockenbrough, III
         Phyllis Cothran

February 27, 2001


                             DESIGNATION OF AUDITORS

         The Board has designated PricewaterhouseCoopers LLP ("PwC"), certified public accountants, as Tredegar's independent auditors for the year 2001, subject to shareholder approval. This firm has audited Tredegar's financial statements since Tredegar became an independent company. A representative of PwC is expected to be present at the meeting. This representative will have an opportunity to make a statement to the shareholders and will be available to answer questions.

         PwC's main function is to audit the consolidated financial statements of Tredegar and its subsidiaries and, in connection with the audit, to review related filings with the Securities and Exchange Commission and to conduct limited reviews of the unaudited financial statements included in each of Tredegar's quarterly reports.

Audit Fees

         The aggregate fees billed by PwC for the fiscal year ended December 31, 2000 to audit Tredegar's annual financial statements and to review its quarterly financial statements were $401,000, of which $238,000 was billed in 2000.

Financial Information Systems Design and Implementation Fees

         PwC did not bill Tredegar for any fees related to financial information systems design and implementation.

All Other Fees

         The aggregate fees billed by PwC for all non-audit services rendered during the fiscal year ended December 31, 2000 were $400,268.

         The Audit Committee concluded that the provision of non-audit services is compatible with maintaining PwC's independence.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE DESIGNATION OF PRICEWATERHOUSECOOPERS LLP AS AUDITORS.

                         COMPARATIVE COMPANY PERFORMANCE

         The following graph compares cumulative total returns for Tredegar, the S&P Small Cap 600(R) Stock Index, and the S&P Manufacturing (Diversified Industries), a nationally recognized industry index, since December 31, 1995. The comparison assumes $100 was invested on December 31, 1995, with dividends reinvested.

                                              Fiscal Year Ended December 31

                               1995       1996       1997       1998       1999        2000
                               ----       ----       ----       ----       ----        ----

TREDEGAR                       $100        188        311        321        297         252
S&P SMALL CAP 600(R)            100        121        152        157        176         197
S&P MFG.                        100        138        164        190        234         278


                        PROPOSALS FOR 2002 ANNUAL MEETING

         The regulations of the Securities and Exchange Commission require any shareholder wishing to make a proposal to be acted upon at the 2002 annual meeting of shareholders to present the proposal to Tredegar at its principal office in Richmond, Virginia, no later than November 27, 2001. Written proposals received by that date will be considered for inclusion in Tredegar's proxy statement.

         Tredegar's By-laws also require any shareholder wishing to make a proposal to be acted on at an annual meeting to give written notice to the Secretary of Tredegar no later than ninety days before the meeting. The notice must contain (i) a brief description of the business to be brought before the annual meeting (including the specific proposal to be presented) and the reasons for addressing it at the annual meeting, (ii) the name, record address, and class and number of shares beneficially owned by the shareholder proposing such business, and (iii) any material interest of the shareholder in such business.

                           ANNUAL REPORT ON FORM 10-K

         Tredegar will provide without charge to each person to whom this proxy statement has been delivered, on the written request of any such person, a copy of Tredegar's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, including the financial statements and financial statement schedules. Requests should be directed to Tredegar Corporation, 1100 Boulders Parkway, Richmond, Virginia, 23225, Attention: Corporate Secretary. A list of exhibits to the Form 10-K, showing the cost of each, will be delivered with the copy of the Form 10-K. Any of the exhibits will be provided upon payment of the charge noted on the list.

                                  OTHER MATTERS

         The Board is not aware of any matters to be presented for action at the annual meeting of shareholders other than as described in this proxy statement. However, if any other matters are properly raised at the meeting or in any adjournment of the meeting, the person or persons voting the proxies will vote them in accordance with their best judgment.

                                    By Order of the Board of Directors

                                    /s/ Nancy M. Taylor

                                    Nancy M. Taylor, Secretary

                                                                      Appendix A

                              TREDEGAR CORPORATION

                             Audit Committee Charter

         The mission of the Audit Committee (the "Committee") of Tredegar Corporation ("Tredegar") is to oversee the quality and integrity of the financial reporting processes and the systems of internal accounting controls of Tredegar and its subsidiaries. The Committee's responsibility is one of oversight. Management is responsible for the preparation of Tredegar's financial statements and the independent auditors are responsible for auditing those financial statements.

         The Committee shall keep management and the Board of Directors of Tredegar informed of its activities and findings.

         In order to carry out its mission, the Committee shall perform the following functions:

o       Review  the   adequacy  of  Tredegar's  systems of  internal  accounting controls.

o Review the activities, organizational structure and qualifications of the internal audit function.

o       Review the independent auditor's proposed audit scope and approach.

o       Conduct  a  post-audit  review  of the  financial  statements  and audit
        findings,   including  any  significant   suggestions  for  improvements
        provided to management by the independent auditors.

o Review, or cause the Chairman of the Committee to review, with a representative of Tredegar's financial management and the independent auditors, the quarterly financial statements before the public release of earnings or the filing of the Quarterly Report on Form 10-Q with the Securities and Exchange Commission (the "SEC").

o Review the annual audited financial statements and discuss them with management and the independent auditors, including the matters required to be discussed under Statement of Auditing Standards No. 61 and consideration of the quality of Tredegar's accounting principles as applied in its financial reporting. Based on this review and discussion, the Committee will make its recommendation to Tredegar's Board of Directors as to the inclusion of the audited financial statements in the Annual Report on Form 10-K.

o Review with Tredegar's Board of Directors and management the performance of the independent auditors and, together with the Board, evaluate such performance and, when appropriate, replace the independent auditors.

o        Review the independent auditors' fee arrangements.

o       Review  and  discuss  with  the  independent   auditors  their  ultimate
        accountability to the Committee and Tredegar's Board of Directors.

o Obtain annually from the independent auditors a formal written statement describing all relationships between the auditors and Tredegar, consistent with Independence Standards Board Standard Number 1. The Committee will engage in an active dialogue with the independent auditors with respect to any relationships that may impact the objectivity and independence of the auditors and recommend that Tredegar's Board of Directors take appropriate action in response to the independent auditors' report to satisfy itself as to the independence of the auditors.

o Issue an annual report to be included in Tredegar's proxy statement as required by the regulations of the SEC.

o Review Tredegar's financial reporting processes, including computerized financial systems.

o Review, with counsel, any legal matters that could have a significant impact on Tredegar's financial statements.

o Review the findings of any examinations by regulatory agencies, such as the SEC.

o Review the policies and procedures in effect or the review of officers' expenses and prerequisites.

o Review management's monitoring of compliance with Tredegar's corporate conduct policies and the Foreign Corrupt Practices Act.

o If necessary, institute special investigations and, if appropriate, hire special counsel or experts to assist.

o Perform other duties and functions assigned by Tredegar's Board of Directors.

        The Committee shall meet at least once per year with Tredegar's outside accountants to review their performance, fees and other matters relating to Tredegar's financial reporting processes. The Committee shall meet at least once per year with Tredegar's internal auditors to review Tredegar's systems for internal accounting controls and the activities of such auditors. The Committee shall report at least twice per year to the Board of Directors and management of Tredegar.

         The Committee shall be composed of at least three members. The Board of Directors shall appoint the Chairman of the Committee. All Committee members shall be independent of management and free of any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment. Each Committee member shall also meet the independence and financial literacy requirements for serving on audit committees, and at least one member shall have accounting or related financial management expertise, all as set forth in the applicable rules of the New York Stock Exchange.

         The Committee shall review and reassess this Charter at least annually and recommend any proposed changes to Tredegar's Board of Directors for approval.

                              TREDEGAR CORPORATION

                               Richmond, Virginia

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD MAY 24, 2001

                            PROXY VOTING INSTRUCTIONS

TO VOTE BY MAIL

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

TO VOTE BY TELEPHONE (TOUCH-TONE PHONES ONLY)

Please   call   toll-free   1-800-PROXIES   (1-800-776-9437)   and   follow  the
instructions. Please have your control number and the proxy card available when you call.

TO VOTE BY INTERNET

Please access the web page at "www.voteproxy.com" and follow the on-screen instructions. Please have your control number available when you access the web page.

YOUR CONTROL NUMBER IS

                               WITHHOLD
                   FOR         AUTHORITY
                 Nominees     To Vote for
                  Listed    Nominees Listed

1.  Election of    [ ]             [ ]          Nominees:  John D. Gottwald
    Directors                                              Thomas G. Slater, Jr.

INSTRUCTION: To withhold authority to vote for any of such nominees write the nominee's name on the line provided below.

--------------------------------------------------------------------

                                   FOR          AGAINST         ABSTAIN

2.  The proposal to approve        [ ]            [ ]             [ ]
    PricewaterhouseCoopers
    LLP as the auditors for
    Tredegr for 2001

The undersigned hereby appoints D. Andrew Edwards, Norman A. Scher and Nancy M. Taylor, or any of them, with full power of substitution in each, proxies (and if the undersigned is a proxy, substitute proxies) to vote all shares of stock of Tredegar Corporation that the undersigned is entitled to vote at the annual meeting of shareholders to be held on May 24, 2001, and at any and all adjourn-ments of the meeting.

In their discretion, the proxies are authorized to vote on such other business and matters incident to the conduct of the meeting as may properly come before the meeting.

This Proxy is solicited on behalf of the Board of Directors. This Proxy, when properly executed, will be voted in the manner directed in this Proxy by the undersigned shareholder. If no direction is made, this Proxy will be voted for Proposals 1 and 2.


                                               Dated:                     , 2001
------------------------------------                  -------------------
SIGNATURE OF SHAREHOLDER

NOTE: Please sign name exactly as it appears on the stock certificate. Only one of several joint owners need sign. Fiduciaries should give full title.

Please mark, sign, date and return the proxy card promptly using the enclosed envelope.